EX.99.906
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EXHIBIT (b)
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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Masters' Select Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Masters' Select Funds for the year ended December 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Masters' Select Funds for the stated period.


/s/ Kenneth E. Gregory                     /s/ John Coughlan
--------------------------------           --------------------------------
Kenneth E. Gregory                         John Coughlan
President, Masters' Select Funds           Treasurer, Masters' Select Funds

Dated: March 7, 2004
      --------------------------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Masters' Select Funds for purposes of the Securities Exchange Act of 1934.

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